UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    February 22, 2008
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

46000 Center Oak Plaza
Sterling, Virginia		20166
(Address of principal executive offices)		(Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c)  Lisa Hook was appointed as President and Chief Operating Officer of the Company effective January 7, 2008. In connection with Ms. Hook’s appointment, the Company filed a Current Report on Form 8-K on January 2, 2008 (the “Report”). This Current Report on Form 8-K/A is being filed to supplement Item 5.02 of the Report with information regarding equity awards granted to Ms. Hook on February 22, 2008.
          On February 22, 2008, the Compensation Committee approved equity awards for Ms. Hook under the Company’s 2005 Stock Incentive Plan (the “Plan”). Specifically, the Compensation Committee approved granting to Ms. Hook nonqualified stock options with respect to 185,000 shares of Class A Common Stock of the Company. The grant of nonqualified stock options was made pursuant to the terms of a Nonqualified Stock Option Agreement, which sets forth the terms and conditions of stock options granted under the Plan to executive officers. 25% of the options will vest and become exercisable on January 7, 2009; the remaining options will vest in 36 monthly installments thereafter. A form of the Nonqualified Stock Option Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.
          The Compensation Committee also approved granting two restricted stock awards to Ms. Hook. The first award of 25,000 restricted shares of Class A Common Stock was made pursuant to the terms of a Restricted Stock Agreement, which sets forth the terms and conditions of restricted stock granted under the Plan to executive officers. 25% of the restricted shares will vest on each of the first, second, third and fourth anniversaries of January 7, 2008. A form of the Restricted Stock Agreement is attached as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.
          The second award of 15,000 restricted shares of Class A Common Stock was made pursuant to the terms of a separate Restricted Stock Agreement. The restricted shares under this agreement will vest on or prior to February 22, 2011 based on, and subject to, the achievement of certain stock price goals established by the Compensation Committee and set forth in the Restricted Stock Agreement. A form of this Restricted Stock Agreement is attached as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
          The following materials are attached as exhibits to this Current Report on Form 8-K/A:

Exhibit
Number	Description

99.1	Form of Nonqualified Stock Option Agreement, incorporated by reference from Exhibit 99.4 to NeuStar’s Current Report on Form 8-K, filed March 5, 2007 (File No. 001-32548).

99.2	First Form of Restricted Stock Agreement.

99.3	Second Form of Restricted Stock Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2008	NEUSTAR, INC.
	By:	/s/ Jeffrey E. Ganek
		Name:	Jeffrey E. Ganek
		Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Form of Nonqualified Stock Option Agreement, incorporated by reference from Exhibit 99.4 to NeuStar’s Current Report on Form 8-K, filed March 5, 2007 (File No. 001-32548).

99.2	First Form of Restricted Stock Agreement.

99.3	Second Form of Restricted Stock Agreement.

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